                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                             ----------------------

                         Date of Report: June 15, 1999

                             ----------------------


                         CHECKFREE HOLDINGS CORPORATION

             (Exact Name of Registrant as specified in its charter)

                             ----------------------

      Delaware                       0-26802                    58-23603335
   ---------------              ---------------------           -----------
   (State or other              (Commission File No.)           (IRS Employer
   jurisdiction of                                              Identification Number)
   incorporation or
   organization)

                             ----------------------


                          4411 East Jones Bridge Road
                            Norcross, Georgia 30092
                                 (678) 375-3387
               (Address, including zip code, and telephone number
                      including area code of Registrant's
                          principal executive offices)

                             ----------------------


                                 Not Applicable
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On June 15, 1999, CheckFree Holdings Corporation (the "Company") issued a press release announcing that the Company plans to invest as much as $50 million during its next fiscal year, which begins July 1, to dramatically accelerate the rate at which consumers are signing up for electronic billing and payment services. The press release is included as an exhibit to this Form 8-K and is incorporated herein by this reference.

ITEM 7.  EXHIBITS.

     (c)  EXHIBITS.

Exhibit No.                Description

   99.1        Press Release, dated June 15, 1999, entitled "CheckFree
               Takes Aim at 100 Million Internet Consumers."

                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CHECKFREE HOLDINGS CORPORATION



Date: June 15, 1999           By: /s/ Allen L. Shulman
                                  ---------------------------------------------
                                  Allen L. Shulman, Executive Vice President,
                                    Chief Financial Officer and General Counsel

                                 EXHIBIT INDEX


Exhibit No.       Description

    99.1 Press Release, dated June 15, 1999, entitled "CheckFree Takes Aim at 100 Million Internet Consumers."